                                                                 Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In  connection  with  the  quarterly  filing  of  Senticore,   Inc.  a  Delaware
corporation (the "Company"), on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange  Commission  (the  "Report"),  I, Carl
Gessner,  President  of the  Company,  certify,  pursuant  to Section 906 of the
Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/S/Carl Gessner
Carl Gessner
President

May 27, 2004